Exhibit 99.2

Roseland Residential Trust Supplemental Operating and Financial Data Roseland Residential Trust Supplemental Operating and Financial Data 2Q 2016

2 Monaco 523 apartments Operating Marbella 412 apartments Operating URL® Harborside – I 763 apartments Q1 2017 Opening San Remo 250 apartments 2017 Start M2 at Marbella 311 apartments Lease-up Jersey City Waterfront RRT Holdings URL® Harborside – II & III 1,500 apartments 2018 Start Plaza 8 / 9 1,300 apartments Future development RiverTrace at Port Imperial West New York, New Jersey

Station House Portside at East Pier Monaco Index RRT Overview Company Overview 2016 Activities Portfolio Summary NAV Breakdown RRT Financial Schedules Balance Sheet Income Statement Same Store Results Liability Overview Community Highlights Operating & Lease-Up Operating – Subordinated Interest In-Construction Predevelopment and Future Development 3 Q2 2016

Roseland Residential Trust Overview Q2 2016

The Company- Roseland Residential Trust 5 Q2 2016 Roseland Residential Trust (RRT or Roseland), Mack-Cali’s multi-family platform, is a premier full-service residential and mixed-use developer in the Northeast with an industry-leading reputation for successful conception, execution, and management of class A residential developments RRT’s scalable and integrated business platform oversees the Company’s operating and in-construction assets, geographically desirable land portfolio, sourcing of new development and acquisition opportunities, and repurposing activities RRT was formed on December 31, 2015 as a separate subsidiary of Mack-Cali to further facilitate disclosures, transparency, and capital flexibility of the residential platform. RRT contains all of Mack-Cali’s residential holdings, including office assets with likely residential repurposing potential RRT’s executive leadership, a cohesive team since 2003, has an average experience of 18 years at Roseland and 27 years in the industry: Marshall Tycher Founder & Chairman Michael DeMarco Chief Executive Officer Andrew Marshall President & Chief Operating Officer Ivan Baron Chief Legal Counsel Bob Cappy Chief Financial Officer Gabriel Shiff Chief Investment Officer Brenda Cioce President, Roseland Residential Services RRT is governed by a Board of Directors consisting of: William Mack, David Mack, Michael DeMarco, Mitchell Rudin, and Marshall Tycher

Roseland Overview-
Management's Discussion & Objectives

RRT oversees Mack-Cali's continued expansion into the residential sector where fundamentals and macroeconomic trends in our core geographies continue to show strength. RRT manages a growing portfolio of owned, under construction, and future development assets on the New Jersey Waterfront, Boston, Philadelphia and Washington D.C, with the remaining holdings primarily in suburban locations in high income areas in New Jersey. RRT is well positioned to benefit from the demographics and shortage of housing in these markets. Rents in our primary sub-markets, markets that will fuel much of our future development activity, have demonstrated growth over the last year: Jersey City at 5.17% and Overlook Ridge at 4.46%

- **Current Portfolio:** Roseland's high-barrier-to-entry portfolio is at the forefront of characteristics supportive of market-leading valuations and competitive with leading publicly traded residential REITs: (i) top in market rents (ii) young, and trending lower, average building age (iii) geographically concentrated exclusively in the Northeast

- **Target Portfolio:** RRT targets approximately 13,750 operating and in-construction apartments by year-end 2018. This growth of approximately 5,800 apartments will be achieved primarily through development and repurposing activities from Roseland's valuable land holdings
  - Acquisition Risk: Portfolio growth is not subject to acquisition risk as Roseland controls its sizable future development portfolio inclusive of highly accretive repurposing opportunities (approximately ten sites are active)
  - Development Risk: Future development is substantially in communities where Roseland has developed before, or more specifically adjacent to existing developments, thereby dramatically reducing our development risk. This allows RRT to have intimate knowledge on operating expenses and construction costs, and most importantly, achievable rent thresholds

- **Market Conditions:** We are seeing continued strength with steady lease-up absorption in our key markets. Our 2016 deliveries have projected opening rent schedules in excess of 10% higher than pre-construction underwriting (i.e. M2 at Marbella $41 rent/SF vs. $48 rent/SF)

- **Geography:** Consistent with its history, Roseland plans to develop the finest residential portfolio in the Northeast focused on transit-based / urban locations. RRT developments will be concentrated around the following principal locations: New Jersey Waterfront (Jersey City and Port Imperial), Boston Region, Suburban New York/New Jersey, Washington, DC, and Philadelphia

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016 6

Roseland Overview- Recent Highlights – Q2



Marbella and M2 at Marbella

- **Acquisitions:** RRT closed on multiple acquisitions in Q2, including:
  - Majority partner interest in Portside 7 and minority JV partner interest in Portside 7, 5/6, and 1-4
  - Minority JV partner's 25% subordinated interest in RiverTrace in Port Imperial
  - JV partner's interest in five land parcels in Port Imperial
  - JV partner's interest in Port Imperial Garage and Retail South
  - JV partner's priority land account in Parcel 2 at Port Imperial
- **Dispositions and Sales:**
  - RRT's subordinate interests in RiversEdge (236 – units) and RiverParc (280 – units) for approximately $6.4 million
  - RRT's 100% interest in Andover Place for approximately $40.5 million ($184,000/unit) - under contract with a targeted close in August 2016
- **Lease-Up Commencement:** In May 2016, RRT completed construction and commenced leasing activities at M2 at Marbella, a 311 – unit apartment community. As of June 30th, M2 at Marbella was 44.7% leased (139 units). Since opening, our market rent schedule has increased from $44/SF to $48/SF
- **In-Construction Activities:** RRT advanced construction on eight additional projects, including two 2016 deliveries:

2016 Deliveries	Future Deliveries (2017)
Quarry Place at Tuckahoe (108)	URL® Harborside (763)
The Chase II at Overlook Ridge (292)	Marriott Hotels at Port Imperial (372)
	Worcester – I (237)
	Portside 5/6 (296)
	Signature Place at Morris Plains (197)
	RiverHouse 11 at Port Imperial (295)
Subtotal: 400 apartments	**Subtotal: 1,788 apartments; 372 keys**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q2 2016 7

Roseland Overview-
Recent Acquisitions Spotlight

RRT simplified and expanded its portfolio ownership in the second quarter on operating, in-construction and future development communities in its core markets through the following key acquisitions


Portside at East Pier

Portside at East Pier – East Boston, MA: Roseland acquired its partner's majority interest in the 175 apartment community (Portside 7) located on the East Boston waterfront, thereby increasing Roseland's interest to 85%. Subsequently, Roseland acquired its heads-up partner's interest in Portside at East Pier, as well as its interest in future East Boston development (Portside 5/6 currently in-construction and the future development rights of Portside 1-4). As such, for total combined consideration of approximately $39 million, Roseland owns 100% of all Portside communities. A stabilized 4.80% capitalization rate, before Portside 5/6 operational efficiencies recognized upon completion, was used for valuation purposes. RRT unlocked $5.2 million of promote value that was applied toward the acquisition price, effectively resulting in a 5.10% capitalization rate. As a result of our acquisition and permanent financing (closed post quarter-end), we envision an initial return on net capital investment of approximately 10%

Port Imperial - Weehawken, NJ: Roseland (i) acquired its historical land partner's interest across five waterfront development parcels, including the recently started RiverHouse 11, thereby increasing its ownership to 100% (ii) acquired its historical land partner's interest in Port Imperial Garage and Retail South, thereby increasing its ownership to 70% (iii) transferred a sixth waterfront parcel, Parcel 2, to a new 50/50 heads-up entity by acquiring its land partner's priority account. Total consideration for the combined acquisition was approximately $36 million


View from acquired Port Imperial sites

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q2 2016

8

Capital Raise: The Company is exploring select capital alternatives to facilitate the growth of the RRT portfolio. To that the end, the company has engaged Eastdil Secured to raise capital via a direct equity investment in RRT. The form of this investment would likely be common equity with co-investment equity from Mack-Cali, though the Company is considering other capital alternatives and structures as well 9 Q2 2016 Subordinate Interest Reduction: In 2016, RRT has made significant strides in reducing its subordinate interest partnerships. At year-end 2015, RRT had an interest in 3,025 subordinate operating apartments. As of June 30, 2016 RRT’s subordinate interest portfolio was reduced to 1,963 apartments (a 35% reduction). RRT will continue to focus on this objective with a target year-end 2016 goal of 1,235 apartments (representing a year over year reduction of 59%). In addition to operating conversions, we increased our ownership to 100% across five land parcels in Port Imperial and in East Boston Portfolio: Remaining 2016 construction start activity of 1,217 apartments will produce a target operating and in-construction portfolio at year-end 2016 of approximately 9,211 apartments RRT’s average ownership of 60.6% represents significant growth, to date and will continue to be a priority of the Company Capital Commitments: Roseland’s projected future capital commitments for its in-construction and remaining 2016 start portfolio is approximately $163 million, net of contributed/acquired land and costs incurred as of June 30, 2016: Category In-Construction Portfolio (Remaining Commitment) 2016 Remaining Starts Total Apts/Keys 2,560 1,217 3,777 Amount ($M) $72 91 $163 Roseland Overview- 2016 Objectives

Notes: Year-end 2018 projections based on execution of Roseland’s development/operating plan described herein and internal company projections. Includes wholly owned and joint venture apartments. Actual Growth: Roseland has exhibited growth across key financial metrics since its acquisition with forecasts of continued material growth Projected Growth: Roseland’s growth through 2018 will result from completion and lease-up of its active construction portfolio (2,560 apartments and keys) and construction starts of its remaining 2016 development schedule Roseland Overview- NAV and Cash Flow Growth 10 Q2 2016 October 2012 June 2016 Year End 2018 (1) Total Oct-2012 Variance Total Oct-2012 Variance Operating & Construction Apts.(2) 3,533 7,994 4,461 13,767 10,234 Future Development Apts. 7,086 11,648 4,562 5,875 (1,211) Subordinated Interests Apts. 3,533 1,963 (1,570) 1,235 (2,298) Average Operating and Construction Ownership 22.3% 60.6% 38.3% 73.1% 50.8% Annual Property Cash Flow ($ in millions) $0.5 $17.5 $17.0 NAV ($ in millions) $115 $1,286 $1,171 Projected Growth Actual Growth

Portfolio Overview Roseland envisions significant value creation through the continuous evolution of its owned residential portfolio: Notes: Includes 612 hotel keys and 1,915 apartments of Identified Repurposing pursuits (see page 32). Classification Operating Communities Operating Communities (Subordinated Interests) In-Construction Communities Predevelopment and Future Communities Total (1) Current Portfolio 3,471 1,963 2,560 11,648 19,642 Y/E 2016 Portfolio 4,307 1,235 3,669 10,431 19,642 Y/E 2017 Portfolio 5,855 1,235 6,321 6,231 19,642 Y/E 2018 Portfolio 8,586 1,235 3,946 5,875 19,642 11 Q2 2016

Portfolio Overview- Net Asset Value (NAV) Breakdown As reflected below, primary contributors to Roseland’s approximate $1.29 billion NAV are: Markets: Geographically concentrated on the Hudson River Waterfront and Boston Metro markets ~78% Status: Majority in Operating and In-Construction communities ~80% Ownership: Predominantly wholly-owned and joint venture interests ~94% 12 Q2 2016 Notes: Breakdown excludes $640 million of discounts to JV Partner and Roseland value for assets currently under construction or renovation. Includes Philadelphia metro area, Central/Northern New Jersey (non-Waterfront) and Westchester County. Roseland NAV represents a valuation midpoint between $1.22 billion and $1.35 billion. Number of Units Total Per Unit Debt JV Partner Roseland RRT % of Total Hudson River Waterfront 23 9,503 $2,076 $777 $729 $570 44.3% Boston Metro 13 3,405 559 124 0 436 33.9% Washington, D.C. 4 2,124 531 266 159 106 8.2% Northeast Corridor (2) 24 4,610 339 124 55 159 12.4% Subtotal 64 19,642 $3,505 $1,291 $943 $1,271 98.8% Operating Properties - Wholly Owned 8 1,847 $633 $343 $200 $8 $425 33.1% Operating Properties - Joint Venture 4 1,624 727 448 370 235 $122 9.5% Operating Properties - Subordinate Interest 5 1,963 1,157 589 596 481 $80 6.2% Subtotal: Operating Properties 17 5,434 $2,517 $463 $1,166 $724 $627 48.8% In-Construction 8 2,560 580 226 124 49 407 31.7% Pre / Future Development 39 11,648 408 35 1 170 236 18.4% Subtotal 64 19,642 $3,505 $178 $1,291 $943 $1,271 98.8% Wholly-Owned 38 10,682 $941 $213 $35 $692 53.8% Joint Venture 19 6,997 1,405 482 426 498 38.8% Subordinated Interest 7 1,963 1,158 596 482 80 6.2% Subtotal 64 19,642 $3,505 $1,291 $943 $1,271 98.8% Fee Income Business / Platform $15 $15 1.2% Total Total $3,520 $1,291 $943 $1,286 100.0% (3) Estimated Asset Value Asset Value Breakdown (1) Markets Status Ownership Fee Business Number of Properties / Projects ($ in millions)

Portfolio Overview- Geographic Breakdown 13 Q2 2016 Portfolio Summary (% by units) Key: Operating Properties In Construction Predevelopment & Land Boston Metro 5 properties / 1,488 units 3 properties / 825 units 5 properties / 1,092 units Jersey City 3 properties / 1,246 units 1 properties / 763 units 7 properties / 3,900 units NE Corridor 5 properties / 630 units 2 properties / 305 units 16 properties / 3,675 units Washington DC 2 properties / 1,172 units 2 properties / 952 units Port Imperial 2 properties / 898 units 2 properties / 667 units 8 properties / 2,029 units Port Imperial 18% NE Corridor 24% Washington DC 11% Jersey City 30% Boston Metro 17%

Portfolio Overview- In Construction Assets 14 Q2 2016 Quarry Place at Tuckahoe 108 apartments Tuckahoe, NY Initial Occupancy: Q3 2016 Marriott Hotels at Port Imperial 372 keys Weehawken, NJ Initial Occupancy: Q1 2018 Portside 5/6 296 apartments East Boston, MA Initial Occupancy: Q1 2018 Roseland has eight (8) projects representing 2,188 apartments and a 372-key hotel at Port Imperial under construction. Roseland forecasts approximately $279 million of value creation from these active developments. RiverHouse 11 at Port Imperial 295 apartments Weehawken, NJ Initial Occupancy: Q1 2018 URL® Harborside 763 apartments Jersey City, NJ Initial Occupancy: Q1 2017 Worcester - I 237 apartments Worcester, MA Initial Occupancy: Q4 2017 Value Creation Summary ($ in millions) Residential Hotel Total Projected Development Yield 6.51% 10.03% 7.01% Projected NOI (1) $52,279 $13,000 $65,279 Gross Value @ 5.00% Cap (2) $1,045,580 $185,714 $1,305,580 Less: Projected Costs (801,590) (129,600) (931,190) Net Value Creation @ 100% $243,990 $56,114 $374,390 RRT Average Ownership 93.59% 90.00% RRT Share $228,351 $50,503 $278,854 (1) Roseland's projected share of net cash flow is estimated at $38 million (2) 7.00% cap rate used for hotel

Portfolio Overview- Repurposing Success

A primary synergistic component of the Mack-Cali / Roseland combination is the repurposing of select office holdings to higher valued residential use. To that end, highlights of our activities to date include:

- **Construction Start:** We commenced construction in 4Q – 2015 on Signature Place in Morris Plains, NJ a 197- unit community

- **Pending Starts:** We have pending starts at:
  - Q3 2016 - 150 Monument Road in Bala Cynwyd, PA (206 units)
  - Q4 2016 - 233 Canoe Brook Road in Short Hills, NJ (200 units; 240 keys)

- **Future Starts:** Roseland is seeking / finalizing approvals on additional repurposing developments and regularly evaluates the office portfolio for new opportunities. Current highlights:
  - RRT holdings: 345 units
  - Identified Candidates (future RRT transfers: 1,915 units)

    · Bergen County (925 units) · Essex County (580 units) · Westchester County (235 units) · Morris County (175 units)

- We anticipate repurposing activities will provide material value creation. For example:
  - 233 Canoe Brook book basis: $4.1 million
  - Via the rezoning process, Roseland has received approvals for the repurposing of the site for 200 apartments (170 market-rate) and 240 hotel keys
  - The combined features of the hotel, luxury multi-family, and 255,000 square-foot Class A Mack-Cali office will create one of the finest mixed-use developments in the region
  - **As approved, the estimated value of the Short Hills repurposing is approximately: $23.1 million (net ~$19 million value creation)**



Signature Place Morris Plains, NJ
Apts: 197
Started: 4Q 2015



Bala Cynwyd, PA
Apts: 206
Target Start: 3Q 2016



Short Hills, NJ
Apts: 200
Target Start: 4Q 2016

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016
15

Financial Schedules Q2 2016

Financial Highlights- RRT Balance Sheet

$ in thousands

	AS OF JUNE 30, 2016	AS OF DEC 31, 2015
ASSETS		
Rental Property		
Land and Leasehold Interests	$217,598	$177,579
Buildings and Improvements	548,782	435,726
Construction in Progress	138,157	59,517
Furniture, Fixtures and Equipment	16,087	12,737
Total Gross Rental Property (1)	**920,624**	**685,559**
Less: Accumulated Depreciation	(32,384)	(30,642)
Net Investment in Rental Property	**888,240**	**654,917**
Rental Property Held for Sale, Net (1)	37,140	-
Total Property Investments	**925,380**	**654,917**
Cash and Cash Equivalents	6,239	6,802
Investments in Unconsolidated Joint Ventures	237,014	227,317
Unbilled Rents Receivable, net	25	43
Deferred Charges and Other Assets	23,036	28,589
Restricted Cash	3,605	2,607
Accounts Receivable	2,150	1,815
Total Assets	**$1,197,449**	**$922,089**
LIABILITIES AND EQUITY		
LIABILITIES		
Mortgages, Loans Payable and Other Obligations (2)	$208,703	113,715
Accounts Pay, Accrued Expenses and Other Liabilities	38,949	32,569
Rents Recieved in Advance and Security Deposits	2,653	1,713
Accrued Interest Payable	247	282
Total Liabilities	**250,552**	**148,279**
EQUITY		
Partner's Capital/Stockholders' Equity	925,983	716,608
Non Controlling Interests in Consolidated Joint Ventures	20,914	57,202
Total equity	**946,897**	**773,810**
Total Liabilities and Equity	**$1,197,449**	**$922,089**

Notes:

(1) Increase primarily resulting from Chase I and Portside 7 acquisitions ($185 million), in-construction development and repurposing expenditures ($78 million), and the transfer of URL Harborside land ($11 million) less Andover property of ($39 million) re-classed to Rental Property Held for Sale.

(2) Increase primarily resulting from Chase I and Portside 7 loan acquired ($115 million) and construction loan advances ($17 million).

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016

17

Financial Highlights- RRT Income Statement

$ in thousands

	Three Months Ended June 30, 2016	Three Months Ended March 31, 2016	Six Months Ended June 30, 2016
REVENUE:			
Base Rents	$9,779	$8,203	$17,982
Escalation and Recoveries from Tenants	335	287	622
Real Estate Services	5,802	5,990	11,792
Parking Income	1,912	1,327	3,239
Other Income	203	474	677
Total Revenue	**$18,031**	**$16,281**	**$34,312**
EXPENSES:			
Real Estate Taxes	$2,087	$2,064	$4,151
Utilities	607	681	1,288
Operating Services	3,017	2,870	5,887
Real Estate Service Expenses	6,034	6,671	12,705
General and Administrative	2,713	3,255	5,968
Acquisition Costs	164	-	164
Depreciation and Amortization	6,607	5,733	12,340
Total Expenses	**21,229**	**21,274**	**42,503**
Operating Income (1)	**($3,198)**	**($4,993)**	**($8,191)**
OTHER (EXPENSE) INCOME:			
Interest Expense	($1,584)	($1,441)	($3,025)
Interest and other investment income	-	1	1
Equity in Earnings (Loss) in Unconsolidated Joint Ventures	(2,020)	(1,231)	(3,251)
Gain on Change of Control of Interests	5,191	10,156	15,347
Gain on Sale of Investment in Unconsolidated Joint Ventures	5,670	-	5,670
Total Other (Expense) Income	**$7,257**	**$7,485**	**$14,742**
Net Income (Loss)	**$4,059**	**$2,492**	**$6,551**
Non-Controlling Interest in Consolidated Joint Ventures	80	681	761
Net Income Available to Common Shareholders	**$4,139**	**$3,173**	**$7,312**

Notes:

(1) Includes net operating income after debt service from Consolidated Operating Communities of $5.6 million and $4.4 million, depreciation of $3.2 million and $3.0 million and amortization of in-place leases related to the acquisition of Chase I and Portside 7 of $2.2 million and $1.6 million in Q2 and Q1, respectively.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016

18

Financial Highlights- Same Store Comparison 19 $ in thousands Q2 2016 Sequential Quarter Comparison Quarter Ended Quarter Ended % June 30, 2016 March 31, 2016 Change Number of Homes 4,785 Revenue Per Home $2,517 $2,429 3.62% Revenues $33,465 $32,874 1.80% Operating Expenses 13,030 12,493 4.30% Net Operating Income $20,435 $20,382 0.26% Calendar Quarter Comparison Quarter Ended Quarter Ended % June 30, 2016 June 30, 2015 Change Number of Homes 3,510 Revenue Per Home $2,405 $2,265 6.18% Revenues $23,619 $23,441 0.76% Operating Expenses 9,315 9,336 -0.22% Net Operating Income $14,304 $14,105 1.41%

Financial Highlights- Debt Maturities

$ in thousands
As of 6/30/16

Consolidated Debt Maturities	Fixed Rate	Floating Rate [1]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [1]
2017	0	63,429	63,429	29.7%	N/A	2.7%
2018	0	11,775	11,775	5.5%	N/A	3.3%
2019	27,500	1,638	29,138	13.7%	2.0%	2.8%
2021	4,000	0	4,000	1.9%	4.4%	N/A
2023	72,500	0	72,500	34.0%	3.6%	N/A
Thereafter	32,600	0	32,600	15.3%	4.8%	N/A
Total Mortgages Payable per Balance Sheet	**$136,600**	**$76,843**	**$213,443** [2]	**100.0%**	**3.6%**	**2.8%**
Total Mortgage Deferred Finance Costs			(4,740)			
RRT Mortgages, Loans Payable and Other Obligations	**$136,600**	**$76,843**	**$208,703**			

Unconsolidated JV Debt Maturities	Fixed Rate	Floating Rate [1]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [1]
2016	0	279	279	0.1%	N/A	3.0%
2017	0	17,624	17,624	7.8%	N/A	2.7%
2020	41,250	0	41,250	18.4%	3.2%	N/A
Thereafter	165,368	0	165,368	73.7%	5.0%	N/A
Unconsolidated JV mortgages payable [3]	**$206,618**	**$17,903**	**$224,521**	**100.0%**	**4.6%**	**2.7%**

Notes:
(1) Floating rates calculated from 1-Month LIBOR rate 0.467 percent as of 06/30/2016.
(2) Includes approximately $34 million of actual construction loans balances as of June 30, 2016, which have a maximum loan balance of approximately $332 million.
(3) Reflects debt at effective ownership percent. Excludes debt associated with Unconsolidated Subordinate Joint Ventures.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016

20

Community Highlights Q2 2016

Financial Highlights- Operating & Lease-Up Communities As of June 30, 2016, Roseland had: Wholly owned or joint venture interest in 2,782 stabilized operating apartments and 689 apartments in lease-up (3,471 combined) The stabilized portfolio had a leased percentage of 97.7%, compared to 96.5% in Q1 Station House, near Union Station in Washington, DC, achieved stabilization in Q2 with a leased percentage of 95.8%, compared to 83.3% in Q1 M2 at Marbella, in Jersey City, NJ began leasing in May of 2016 and was 44.7% leased at quarter-end We envision stabilization of and meaningful cash flow contribution from Station House and M2 at Marbella in 2016 22 Q2 2016

Financial Highlights- Operating Communities

Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Operating Highlights: Percentage Leased Q2 2016	Percentage Leased Q1 2016	Average Revenue Per Home Q2 2016	Average Revenue Per Home Q1 2016	NOI Q2 2016	NOI Q1 2016	NOI YTD 2016
Consolidated													
Alterra at Overlook Ridge [1]	Revere, MA	100.00%	722	663,139	918	2008	99.0%	96.0%	$1,865	$1,838	$2,342	$2,305	$4,647
The Chase at Overlook Ridge [2]	Malden, MA	100.00%	371	337,060	909	2014	99.2%	98.4%	2,327	1,939	1,712	1,287	2,999
Park Square	Rahway, NJ	100.00%	159	184,957	1,163	2009	98.1%	96.2%	2,143	2,151	364	416	780
Riverwatch [1]	New Brunswick, NJ	100.00%	200	147,852	739	1997	100.0%	97.0%	1,637	1,695	387	312	699
Portside at East Pier - 7 [3]	East Boston, MA	100.00%	175	156,091	892	2015	99.4%	98.3%	2,978	2,352	1,157	901	2,058
Andover Place	Andover, MA	100.00%	220	178,101	810	1989	98.6%	97.7%	1,491	1,446	511	465	976
Consolidated		**100.00%**	**1,847**	**1,667,200**	**903**		**99.1%**	**97.0%**	**$2,018**	**$1,872**	**$6,473**	**$5,686**	**$12,159**
Joint Ventures													
Crystal House [1][4]	Arlington, VA	25.00%	794	738,786	930	1962	95.3%	96.3%	$1,823	$1,809	$2,095	$2,076	$4,171
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	93.6%	90.1%	2,165	2,158	283	445	728
Joint Ventures		**28.02%**	**935**	**864,284**	**924**		**95.0%**	**95.4%**	**$1,875**	**$1,862**	**$2,378**	**$2,521**	**$4,899**
Total Residential - Stabilized		**75.81%**	**2,782**	**2,531,484**	**910**		**97.7%**	**96.5%**	**$1,970**	**$1,868**	**$8,851**	**$8,207**	**$17,058**
Lease-up													
Joint Ventures													
Station House	Washington, DC	50.00%	378	290,348	768	2015	95.8%	83.3%	$2,759	$2,451	$1,420	$1,257	$2,677
M2	Jersey City, NJ	24.27%	311	273,132	878	2016	44.7%	NA	NA	NA	($199)	NA	($199)
Joint Ventures		**38.39%**	**689**	**563,480**	**818**		**72.7%**	**83.3%**	**$2,759**	**$2,451**	**$1,221**	**$1,257**	**$2,478**
Total Residential - Operating Communities (5)		**68.38%**	**3,471**	**3,094,964**	**892**		**92.8%**	**96.5%**	**$2,064**	**$1,938**	**$10,072**	**$9,464**	**$19,536**
Commercial			Parking Spaces										
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426		2013	NA	NA	NA	NA	$534	$386	$920
Port Imperial Retail South	Weehawken, NJ	70.00%		16,736		2013	53.5%	53.5%	NA	NA	(42)	(27)	(69)
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617		2015	NA	NA	NA	NA	383	240	623
Port Imperial Retail North	Weehawken, NJ	100.00%		8,365		2015	100.0%	100.0%	NA	NA	0	0	0
Total Commercial Communities		**84.87%**	**1,586**	**650,144**			**69.00%**	**69.0%**	**NA**	**NA**	**$875**	**$599**	**$1,474**
Total Operating Communities				**3,745,108**					**$2,064**	**$1,938**	**$10,947**	**$10,063**	**$21,010**

Notes:
(1) Assets planned for or currently undergoing repositioning.
(2) Acquired JV Partner's interest on January 5, 2016, Q2 NOI includes year-to-date below market rent adjustment of approximately $305,000.
(3) Acquired JV Partner's interest on April 1, 2016, Q2 NOI includes below market rent adjustment of approximately $100,000.
(4) Unit count excludes 31 apartments offline until completion of all renovations; Percentage Leased excludes 78 units undergoing renovation.
(5) Excludes approximately 45,993 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016 23

Financial Highlights- Operating Communities

			Project Debt				Capital Balance Overview			
Operating Communities	Ownership	Apartments	Outstanding Balance	Maximum Balance	Maturity Date	Interest Rate	MCRC Capital	Third Party Capital	Return Rate	Notes
Consolidated										
Alterra at Overlook Ridge	100.00%	722	$0	$0						
The Chase at Overlook Ridge	100.00%	371	72,500	72,500	2/1/2023	3.625%				
Park Square	100.00%	159	27,500	27,500	4/10/2019	L + 1.75%				
Riverwatch	100.00%	200	0	0						
Portside at East Pier - 7	100.00%	175	42,500	42,500	12/4/2017	L + 2.15%				
Andover Place	100.00%	220	0	0						
Consolidated	**100.00%**	**1,847**	**$142,500**	**$142,500**						
Joint Ventures										
Crystal House	25.00%	794	$165,000	$165,500	4/1/2020	3.17%	$25,428	$76,284		(1)
RiverPark at Harrison	45.00%	141	30,000	30,000	8/1/2025	3.70%	1,497	1,956	7.25%	
Joint Ventures	**28.02%**	**935**	**$195,000**	**$195,500**			**$26,925**	**$78,240**		
Total Residential - Stabilized	**75.81%**	**2,782**	**$337,500**	**$338,000**			**$26,925**	**$78,240**		
Lease-up										
Joint Ventures										
Station House	50.00%	378	$100,700	$100,700	7/1/2033	4.82%	$46,813	$46,656		
M2	24.27%	311	72,616	77,400	3/30/2017	L + 2.25%	15,023	47,159	9.00%	
Joint Ventures	**38.39%**	**689**	**$173,316**	**$178,100**			**$61,836**	**$93,815**		
Total Residential - Operating Communities	**68.38%**	**3,471**	**$510,816**	**$516,100**			**$88,761**	**$172,055**		
Commercial		Parking Spaces								
Port Imperial Garage South	70.00%	800	$32,600	$32,600	12/1/2029	4.78%	$1,123	$4,266		
Port Imperial Retail South	70.00%		4,000	4,000	12/1/2021	4.41%	0	0		
Port Imperial Garage North	100.00%	786	0	0						
Port Imperial Retail North	100.00%		0	0						
Total Commercial Communities	**84.87%**	**1,586**	**$36,600**	**$36,600**			**$1,123**	**$4,266**		
Total Operating Communities	**73.55%**	**5,057**	**$547,416**	**$552,700**			**$89,884**	**$176,321**		

Notes:
(1) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016 24

Financial Highlights-
Subordinated Interest Communities

- As of June 30, 2016, Roseland had:
  - Subordinated interests in 1,963 stabilized operating apartments; as compared to 2,654 apartments as of Q1 2016
  - The subordinated stabilized portfolio had a leased percentage of 96.1%, compared to 96.9% in Q1 2016
- Roseland continues to evaluate converting its remaining promoted interests via disposition, acquisition or ownership buy-ups across all its subordinated interest communities. Recent successes include:
  - **The Chase at Overlook Ridge - I**: On January 5, 2016 Roseland acquired its JV partner's interest. By utilizing its in-place promoted interest, the valuation approximated to a 5.75% capitalization rate investment.
  - **Portside**: Acquired Prudential's majority interest in the 175-apartment Portside at East Pier, as well as minority partner's interest in Portside at East Pier, Portside 5/6 and Portside 1-4. Roseland's ownership across all of Portside is currently 100%
  - **RiverTrace at Port Imperial**: Acquired Prudential's subordinate interest
  - Sold RRT's subordinate interest in **RiversEdge** (236 units) and **RiverParc** (280 units) for approximately $6.4 million and realized a gain of $5.7 million
- **At year-end 2016, we forecast the subordinate interest residential portfolio will include no more than three (3) residential communities (estimated NAV of $23.5 million) as compared to nine (9) communities at year-end 2015**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016 25

Financial Highlights-
Subordinated Interest Communities

	Location	Ownership [1]	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q2 2016	Percentage Leased Q1 2016	Average Revenue Per Home Q2 2016	Average Revenue Per Home Q1 2016	NOI Q2 2016	NOI Q1 2016	NOI YTD 2016
							Operating Highlights						
Residential													
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	94.4%	96.4%	$3,160	$3,092	$2,392	$2,515	$4,907
Monaco	Jersey City, NJ	15.00%	523	475,742	910	2011	96.9%	96.7%	3,533	3,428	3,607	3,668	7,275
RiverTrace at Port Imperial [2]	West New York, NJ	50.00%	316	295,767	936	2014	96.8%	96.5%	3,172	3,212	1,798	1,831	3,629
The Estuary	Weehawken, NJ	7.50%	582	530,587	912	2014	95.7%	97.4%	3,253	3,154	3,352	3,410	6,762
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	98.5%	97.7%	3,366	3,250	790	755	1,545
Total Residential Operating Communities [3]		**20.19%**	**1,963**	**1,795,848**	**915**		**96.1%**	**96.9%**	**$3,303**	**$3,230**	**$11,939**	**$12,179**	**$24,118**
Commercial				**Comm SF**									
Shops at 40 Park	Morristown, NJ	12.50%		50,973		2010	60.4%	60.4%	NA	NA	$177	$228	$405
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745		2008	64.0%	64.0%	NA	NA	192	160	352
Total Commercial Communities				**81,718**			**61.8%**	**61.8%**	**NA**	**NA**	**$369**	**$388**	**$757**
Total Subordinated Interest Communities			**1,963**	**1,877,566**							**$12,308**	**$12,567**	**$24,875**

Notes:
(1) Ownership represents Company participation after satisfaction of Priority Capital. See Capitalization Details schedule herein.
(2) Acquired Prudential's subordinate interest on April 1, 2016 increasing ownership from 25%.
(3) Excludes approximately 27,666 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016 26

Financial Highlights- Subordinated Interest Communities 27 Q2 2016 Notes: The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest. Equity Capital balances apply to Metropolitan at 40 Park and Shops at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest. Includes accrued preferred return. Third Outstanding Maximum Maturity Interest MCRC Party Return Location Ownership Apartments Balance Balance Date Rate Capital Capital Rate Notes Residential Marbella Jersey City, NJ 24.27% 412 $95,000 $95,000 5/1/2018 4.99% $125 $7,567 9.50% (1) Monaco Jersey City, NJ 15.00% 523 165,000 165,000 2/1/2021 4.19% 0 83,586 9.00% RiverTrace at Port Imperial Weehawken, NJ 50.00% 316 79,393 80,249 7/15/2021 6.00% 0 47,457 7.75% The Estuary Weehawken, NJ 7.50% 582 210,000 210,000 3/1/2030 4.00% 0 17,700 8.50% Metropolitan at 40 Park Morristown, NJ 12.50% 130 38,028 38,028 9/1/2020 3.25% 695 21,426 9.00% (2) Total Residential Operating Communities 20.19% 1,963 $587,421 $588,277 $820 $177,736 Commercial Shops at 40 Park Morristown, NJ 12.50% $6,388 $6,388 8/13/2018 3.63% 0 0 (2) Riverwalk at Port Imperial West New York, NJ 20.00% 0 0 0 5,975 9.00% Total Commercial Communities 15.32% $6,388 $6,388 $0 $5,975 Total Subordinate Interest Communities 1,963 $593,809 $594,665 $820 $183,711 Project Debt Capital Balance Overview (3)

Financial Highlights- In-Construction Communities As of June 30, 2016, Roseland had: Wholly owned or joint venture interests in 2,188 in-construction apartments and 372 hotel keys (8 projects) The in-construction portfolio is projected to produce stabilized NOI of $65.3 million; Roseland’s average ownership is approximately 93%, reflecting the increase to 100% in Q2 on Portside 5/6 and RiverHouse 11 After projected debt service of approximately $24 million, Roseland’s estimated share of net cash flow is approximately $38 million We envision lease-up commencement of Quarry Place at Tuckahoe in Q3 2016, The Chase II in Q3 2016 and URL® Harborside in Q1 2017 Roseland has a remaining equity capital commitment to the buildout of this portfolio of approximately $72 million: 28 Q2 2016 RiverHouse 11 $21 Portside 5/6 28 Signature Place 10 Worcester I 8 Other Projects 5 Total $72

Financial Highlights-
In-Construction Communities

				Project Capitalization - Total				Capital as of 2Q-16		Development Schedule					
Community	**Location**	**Ownership**	**Apartment Homes/Keys**	**Costs**	**Debt**	**MCRC Capital**	**Third Party Capital**	**Costs**	**MCRC Capital**	**Start**	**Initial Occupancy**	**Project Stabilization**	**Projected Stabilized NOI**	**Projected Stabilized Yield**	
Consolidated															
Quarry Place at Tuckahoe	Eastchester, NY	76.25%	108	$51,811	$28,750	$22,802	$259	$43,140	$17,366	Q1 2014	Q3 2016	Q1 2017	$3,410	6.58%	
Marriott Hotels at Port Imperial	Weehawken, NJ	90.00%	372	129,600	94,000	32,040	3,560	40,548	32,040	Q3 2015	Q1 2018	Q1 2019	13,000	10.03%	
The Chase II at Overlook Ridge	Malden, MA	100.00%	292	74,900	48,000	26,900	0	38,446	26,900	Q3 2015	Q3 2016	Q4 2017	4,794	6.40%	
Worcester - I [1]	Worcester, MA	100.00%	237	59,963	41,500	18,463	0	12,868	10,686	Q3 2015	Q4 2017	Q4 2018	3,819	6.37%	
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	58,651	42,000	16,651	0	7,739	7,118	Q4 2015	Q4 2017	Q3 2018	3,894	6.64%	
Portside 5/6 [2] [3]	East Boston, MA	100.00%	296	111,976	73,000	38,976	0	15,291	11,168	Q4 2015	Q1 2018	Q1 2019	6,866	6.13%	
RiverHouse 11 at Port Imperial [4]	Weehawken, NJ	100.00%	295	123,984	78,000	45,984	0	28,320	24,697	Q1 2016	Q1 2018	Q1 2019	7,693	6.20%	
Consolidated		**96.50%**	**1,797**	**$610,885**	**$405,250**	**$201,816**	**$3,819**	**$186,352**	**$129,975**				**$43,476**	**7.11%**	
Joint Ventures															
URL® Harborside - I	Jersey City, NJ	85.00%	763	320,305	192,000	109,059	19,246	265,143	109,059	Q4 2013	Q1 2017	Q4 2018	21,803	6.81%	
Joint Ventures		**85.00%**	**763**	**$320,305**	**$192,000**	**$109,059**	**$19,246**	**$265,143**	**$109,059**				**$21,803**	**6.81%**	
Total In-Construction Communities		**93.07%**	**2,560**	**$931,190**	**$597,250**	**$310,875**	**$23,065**	**$451,495**	**$239,034**				**$65,279**	**7.01%**	(5)

Notes:
(1) Excludes costs incurred to date associated with Worcester II of approximately $5.7 million.
(2) Project level debt represents target commitment scheduled to close in 3Q 2016.
(3) Roseland acquired partner interest on June 10, 2016 thereby increasing its ownership from 85%.
(4) Roseland acquired partner interest on April 26, 2016 thereby increasing its ownership from 50%.
(5) Projected stabilized yield without the hotel project is 6.48%.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016 29

Financial Highlights- In-Construction Communities 30 Q2 2016 Notes: Project level debt represents target commitment scheduled to close in 3Q 2016. Includes accrued preferred return. Third Apartment Outstanding Maximum Maturity Interest MCRC Party Return Community Ownership Homes/Keys Balance Balance Date Rate Capital Capital Rate Consolidated Quarry Place at Tuckahoe 76.25% 108 $20,929 $28,750 3/30/2017 L + 2.35% $20,324 $819 8.00% Marriott Hotels at Port Imperial 90.00% 372 3,094 94,000 10/6/2018 L + 4.50% 33,843 3,760 8.00% The Chase II at Overlook Ridge 100.00% 292 8,680 48,000 12/15/2018 L + 2.25% 26,900 0 Worcester - I 100.00% 237 0 41,500 12/10/2018 L + 2.50% 15,297 0 Signature Place at Morris Plains 100.00% 197 0 42,000 5/20/2019 L + 2.35% 7,118 0 Portside 5/6 (1) 100.00% 296 0 73,000 11,168 0 RiverHouse 11 at Port Imperial 100.00% 295 1,638 78,000 11/24/2019 L + 2.35% 24,697 0 Consolidated 96.50% 1,797 $34,341 $405,250 $139,347 $4,579 Joint Ventures URL® Harborside - I 85.00% 763 119,433 192,000 8/1/2029 5.197% 109,059 19,246 Joint Ventures 85.00% 763 $119,433 $192,000 $109,059 $19,246 Total In-Construction Communities 93.07% 2,560 $153,774 $597,250 $248,406 $23,825 Project Debt Current Capital Balance Overview (2)

Financial Highlights- 2016 Starts

- As of June 30, 2016 the Company had a future development portfolio of approximately 11,648 apartments comprised of:
  - 2016 Starts (remaining) (1,217 apartments): Communities with likely starts through year-end 2016 with a projected value creation of $106.8 million
  - Future Developments (10,431 apartments): Roseland owned/controlled future development sites, includes 1,915 Identified Repurposing apartments. In Q2, RRT acquired its JV land partner's interest in four (4) future development parcels in Port Imperial.

			Current	Scheduled	Projected		Projected	
2016 Starts	**Location**	**Apartments**	**Ownership**	**Start**	**Costs**	**MC Capital**	**NOI**	**Yield**
PI South - Building 11	Weehawken, NJ	295	100.00%	Started	$123,984	$45,984	$7,693	6.20%
2016 Starts (Started)		**295**	**100.00%**		**$123,984**	**$45,984**	**$7,693**	**6.20%**
Lofts at 40 Park	Morristown, NJ	59	25.00%	Q3 2016	17,383	1,033	1,173	6.75%
150 Monument Road (repurposing)	Bala Cynwyd, PA	206	100.00%	Q3 2016	53,974	18,891	3,394	6.29%
Conshohocken	Conshohocken, PA	310	100.00%	Q3 2016	85,966	32,237	5,192	6.04%
233 Canoe Brook Road - Apts (repurposing)	Short Hills, NJ	200	100.00%	Q4 2016	82,642	39,172	6,326	7.65%
Overlook IIIC	Malden, MA	314	100.00%	Q4 2016	84,816	29,588	5,259	6.20%
Worcester - II	Worcester, MA	128	100.00%	Q4 2016	32,540	9,762	2,064	6.34%
2016 Starts (remaining)		**1,217**	**96.36%**		**$357,320**	**$130,683**	**$23,408**	**6.55%**

- Remaining 2016 starts are projected to generate approximately $107 million in value creation for RRT:

Value Creation Summary	
Projected Average Yield	6.55%
Projected NOI	$23,408
Gross Value @ 5.00% Cap	$468,157
Less: Projected Costs	(357,320)
Net Value Creation	$110,836
RRT Share @ 96.36%	**$106,806**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016
31

Financial Highlights-
Future Start Communities

Future Developments	Location	Apartment	Current Ownership	Projected Const Start	Approved / Entitled
233 Canoe Brook Road - Hotel (repurposing)	Short Hills, NJ	240	100.00%	2017	fully
Identified Repurposing A	Bergen County, NJ	300	100.00%	2017	partial
PI North - Building C	West New York, NJ	363	20.00%	2017	partial
Freehold [1]	Freehold, NJ	400	100.00%	2017	partial
San Remo [2]	Jersey City, NJ	250	33.33%	2017	partial
Crystal House - III	Arlington, VA	252	50.00%	2017	partial
Liberty Landing Phase I	Jersey City, NJ	265	50.00%	2017	partial
PI South - Building 8/9*	Weehawken, NJ	275	100.00%	2017	partial
Subtotal - 2017 Starts		**2,345**			
1633 Littleton (repurposing)	Parsippany, NJ	345	100.00%	Future	fully
Capital Office Park	Greenbelt, MD	400	100.00%	Future	none
Crystal House - Future	Arlington, VA	300	50.00%	Future	partial
Plaza 8	Jersey City, NJ	650	100.00%	Future	none
Plaza 9	Jersey City, NJ	650	100.00%	Future	none
Liberty Landing - Future Phases	Jersey City, NJ	585	50.00%	Future	partial
Overlook IIIA	Malden, MA	445	100.00%	Future	partial
Overlook IV	Malden, MA	45	100.00%	Future	partial
PI North - Building I	West New York, NJ	224	20.00%	Future	partial
PI North - Building J	West New York, NJ	141	20.00%	Future	partial
PI North - Riverbend 6	West New York, NJ	471	20.00%	Future	partial
PI South - Building 16*	Weehawken, NJ	131	100.00%	Future	partial
PI South - Building 2	Weehawken, NJ	200	50.00%	Future	partial
PI South - Office 1/3 [3]*	Weehawken, NJ	N/A	100.00%	Future	partial
PI South - Park Parcel*	Weehawken, NJ	224	100.00%	Future	partial
Portside 1-4	East Boston, MA	160	100.00%	Future	none
URL® Harborside - II	Jersey City, NJ	750	85.00%	Future	partial
URL® Harborside - III	Jersey City, NJ	750	85.00%	Future	partial
Identified Repurposing B	Bergen County, NJ	200	100.00%	Future	partial
Identified Repurposing C	Bergen County, NJ	225	100.00%	Future	none
Identified Repurposing D	Essex County, NJ	300	100.00%	Future	none
Identified Repurposing E	Westchester, NY	235	100.00%	Future	none
Identified Repurposing F-1	Essex County, NJ	140	100.00%	Future	none
Identified Repurposing F-2	Essex County, NJ	140	100.00%	Future	none
Identified Repurposing G	Morris County, NJ	175	100.00%	Future	none
Identified Repurposing H	Bergen County, NJ	200	100.00%	Future	none
RRT Future Developments		**10,431**			
Total Predevelopment and Future Developments [4]		**11,648**			

Notes:

* Increased to 100% in Q2 after acquiring partner's interest.

(1) Roseland has a signed acquisition agreement, subject to certain conditions.

(2) Ownership subject to change based on final negotiation.

(3) Approved for approximately 290,000 square feet of office space.

(4) Includes 1,915 Identified Repurposing (future RRT transfer) opportunities.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q2 2016 32

Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended June 30, 2016, divided by the average percent occupied for the quarter ended June 30, 2016, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.

Operating Communities: Communities that have achieved Project Stabilization.

Percentage Leased: The percentage of apartments that are either currently occupied or vacant apartments leased for future occupancy.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Third Party Capital: Capital invested other than MCRC Capital.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES
Q2 2016
33

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2015. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 34 Q2 2016

Q2 2016